INCOME PER SHARE	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
INCOME PER SHARE

15. Income Per Share

The Company presents both basic and diluted income per share on the face of its consolidated statements of income. Basic and diluted income per share are calculated as follows:

	2021	2020

Net income attributable to controlling interest	$3,449,162	$2,977,050
Weighted average common shares outstanding:
Basic	12,316,254	12,240,641
Diluted	12,505,522	12,302,552
Net income per common share attributable to controlling interest:
Basic and diluted	$0.28	$0.24

Certain stock options whose terms and conditions are described in Note 16, “Stock Options” could potentially dilute basic EPS in the future, but were not included in the computation of diluted EPS because to do so would have been anti-dilutive. Those anti-dilutive options are as follows.

	2021	2020

Anti-dilutive options	21,000	507,000

There were no preferred shares issued and outstanding during the years ended December 31, 2021 or 2020.